EXHIBIT 10.177

                              ELEVENTH AMENDMENT TO
                           LETTER OF CREDIT AGREEMENT

         THIS ELEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT (the "Eleventh Amendment") dated as of September 30, 1999 by and among CATALINA INDUSTRIES, INC. D/B/A DANA LIGHTING, a Florida corporation (the "Company"), the corporations designated as guarantors (collectively, the "Guarantors") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION F/K/A SUN BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                   WITNESSETH:

         WHEREAS, the Company, Guarantors and the Bank have entered into that certain Letter of Credit Agreement dated as of May 1, 1995, as amended by that certain First Amendment to Letter of Credit Agreement dated as of June 30, 1995, as further amended by that certain Second Amendment to Letter of Credit Agreement and First Amendment to Security Agreement dated as of December 28, 1995, as further amended by that certain Third Amendment to Letter of Credit Agreement dated as of March 27, 1996, as further amended by that certain Fourth Amendment to Letter of Credit Agreement dated as of December 30, 1996, as further amended by that certain Fifth Amendment to Letter of Credit Agreement dated as of March 31, 1997, as further amended by that certain Sixth Amendment to Letter of Credit Agreement dated as of September 30, 1997, as further amended by that certain Seventh Amendment to Letter of Credit Agreement dated as of December 31, 1997, as further amended by that certain Eighth Amendment to Letter of Credit Agreement dated as of March 31, 1998, as further amended by that certain Ninth Amendment to Letter of Credit Agreement dated as of September 30, 1998, and as further amended by that certain Tenth Amendment to Letter of Credit Agreement dated as of March 31, 1999 (as amended, the "Letter of Credit Agreement"); and

         WHEREAS, the Company and the Guarantors have requested that the Letter of Credit Agreement be amended to revise certain financial and other covenants contained in Annex VI attached to said Letter of Credit Agreement and incorporated therein by reference; and

         WHEREAS, the Bank has agreed to amend the Letter of Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of

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which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO LETTER OF CREDIT AGREEMENT. The Letter of Credit Agreement is amended as follows:

   a. Section 5.3, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:

         "Section 5.3. USE OF PROCEEDS. Except as otherwise provided in Section 5.6, use any Extension of Credit only (a) for the manufacture, purchase, importation or shipment of inventory, (b) for refinancing certain Existing Debt, and (c) for working capital purposes. None of the proceeds of any of the Extensions of Credit shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meeting of Regulation U and X) or to extend credit or otherwise for the purpose of purchasing or carrying any margin stock. If requested by the Agent, the Borrower will furnish to the Agent statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U."

   b. Section 5.14, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:

         "Section 5.6. MERGER CONSOLIDATION. ACQUISITIONS AND DISPOSITION OF ASSETS. Without the Required Banks' prior written consent, (a) merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this Section 5.6 shall not apply to (i) any merger or consolidation of the Borrower with any Subsidiary, provided that the Borrower shall be the continuing entity, or (ii) any merger or consolidation of any Subsidiary with any other Subsidiary if, after giving effect thereto, the continuing entity is a Wholly-Owned Subsidiary of the Borrower that has no Liabilities other than Permitted Debt, (b) except as provided in Section 5.18(g), purchase, lease or otherwise acquire for cash or other consideration (not including the Capital Securities of Borrower) all or any substantial portion of the assets of any other Person (which for the purposes of this

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         Section shall mean more than 10% of the gross assets of such Person or any business unit) provided, however, that no prior written consent shall be required if (i) the operation of such Person to be required is predominately in the same or related business as the Borrower; (ii) the combination of cash consideration and assumed debt in conjunction with such acquisition does not exceed $5,000,000.00; and (iii) after giving effect to such acquisition, the Borrower shall be in compliance, on a proforma historical basis, with all provisions and covenants contained in this Agreement, or (c) except as provided in Section 5.10(b), sell, lease, transfer or otherwise dispose of any assets, except that this
         Section 5.6 shall not apply to any creation of a Permitted Lien or any disposition (i) of assets in the ordinary course of business or (ii) of any retired property not used or useful in its business, PROVIDED, HOWEVER, that prior to taking any action as provided in this Section
         5.6 which does not require the prior written consent of the Required Banks, the Agent shall be furnished written notice thereof by the Borrower or Guarantor."

   c. Section 5.11, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:

         Section 5.11. PERMITTED DEBT. Without the Required Banks' prior written consent, create, incur, assume or suffer to exist any Debt, other than:

         (a) Debt arising under this Agreement or the other Loan Documents,

         (b) Existing Debt,

         (c) Purchase Money Debt and Capitalized Lease Obligations incurred in the ordinary course of business after the Agreement Date which does not exceed $1,000,000 in the aggregate for all such entities at any time outstanding,

         (d) Debt evidenced by an Intercompany Note pledged to the Agent under the Pledge Agreement,

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         (e) Subordinated Debt in form and substance acceptable in all respects to the Agent and the Required Banks and evidenced by their written consent thereto, and

         (f) in the case of the Borrower, any other unsecured Debt which does not exceed $200,000 in the aggregate for the Borrower at any time outstanding.

         (g) mortgage loan of Borrower in an amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000.00) payable to the Agent in conjunction with the refinancing of Borrower's headquarters facility in Dade County, Florida.

         (h) mortgage loan of Dana Lighting, Inc. in conjunction with the issuance of taxable variable rate industrial development revenue bonds by the Mississippi Business Finance Corporation in an amount not to exceed Ten Million Five Hundred Thousand Dollars ($10,500,000.00), payable to the Agent as issuer of a direct pay letter of credit to secure said bonds.

   d. Section 5.13, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:

         "Section 5.13 MINIMUM FIXED CHARGE COVERAGE RATIO. As at the last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 1999, the Borrower's Fixed Charge Coverage Ratio shall equal at least 1.5:1.0, computed on a rolling four-quarter basis, based on information contained in the Borrower's current financial statements and its financial statements for the preceding three quarters."

   e. Section 5.14, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:

         "Section 5.14 MAXIMUM FUNDED DEBT TO EBITDA RATIO. As at the last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 1999, the Borrower's Funded Debt to EBITDA Ratio shall not exceed 3.25:1.00, computed on a rolling four-quarter basis, based on information contained in the Borrower's current financial statements and its financial statements for the preceding three quarters."

   f. Section 5.15, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:


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         "Section 5.15 MAXIMUM SENIOR FUNDED DEBT TO EBITDA RATIO. As at the
         last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 1999, the Borrower's Senior Funded Debt to EBITDA Ratio shall not exceed 2.50:1.00, computed on a rolling four-quarter basis, based on information contained in the Borrower's current financial statements and its financial statements for the preceding three quarters."

   g. Section 5.18(g), contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:

         "(g) the Borrower and any of its Subsidiaries may make other investments, loans and advances in addition to those permitted by the foregoing provisions of this Section 5.18 from time to time, provided that the aggregate amount of such investments, loans and advances shall not exceed $25,000,000.00 without the prior written consent of all Banks and, further provided that not more than $5,000,000.00 of said aggregate amount shall represent the aggregate amount of investments, loans and advances made to Catalina Lighting Mexico, S.A. DE C.V. For the purpose of this subsection, the $25,000,000.00 limitation referred to above shall not include the net note receivable from Catalina Asia in the amount not to exceed $1,000,000.00."

2. COUNTERPARTS. The Eleventh Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Letter of Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Letter of Credit Agreement as amended hereby shall remain in full force and effect and this Eleventh Amendment to Letter of Credit Agreement shall not be deemed a novation. Each and every reference to the Letter of Credit Agreement and any other Operative Documents shall be deemed to refer to the Letter of

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Credit Agreement as amended by the Eleventh Amendment. The Company and the
Guarantors hereby acknowledge and represent that the Operative Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

5. GOVERNING LAW. THIS ELEVENTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANK IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                 (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)

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         IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment as of the day and year first above written.

                                            COMPANY:

                                            CATALINA INDUSTRIES, INC.
                                            d/b/a Dana Lighting

                                            By: /s/ THOMAS M. BLUTH
                                               ---------------------------------
                                                    Thomas M. Bluth
                                                    Secretary/Treasurer

                                            GUARANTORS:

                                            CATALINA LIGHTING, INC.

                                            By: /s/ THOMAS M. BLUTH
                                               ---------------------------------
                                                    Thomas M. Bluth
                                                    Vice President,
                                                    Secretary/Treasurer

                                            CATALINA REAL ESTATE TRUST, INC.

                                            By: /s/ THOMAS M. BLUTH
                                               ---------------------------------
                                                    Thomas M. Bluth
                                                    Secretary/Treasurer

                                            ANGEL STATION, INC.

                                            By: /s/ THOMAS M. BLUTH
                                               ---------------------------------
                                                    Thomas M. Bluth
                                                    Secretary/Treasurer

                                            MERIDIAN LAMPS, INC.

                                            By: /s/ THOMAS M. BLUTH
                                               ---------------------------------
                                                    Thomas M. Bluth
                                                    Secretary/Treasurer


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                                            CATALINA LIGHTING ARGENTINA, INC.,
                                            f/k/a
                                            MERIDIAN LAMPS DEVELOPMENT, INC.

                                            By: /s/ THOMAS M. BLUTH
                                               ---------------------------------
                                                    Thomas M. Bluth
                                                    Secretary/Treasurer

                                            CATALINA ADMINISTRATIVE CORPORATION

                                            By: /s/ THOMAS M. BLUTH
                                               ---------------------------------
                                                    Thomas M. Bluth
                                                    Assistant Secretary

                                            BANK:

                                            SUNTRUST BANK, CENTRAL FLORIDA,
                                            NATIONAL ASSOCIATION f/k/a Sun Bank,
                                            National Association

                                            By: /s/ RANDY P. CHESAK
                                               ---------------------------------
                                                    Randy P. Chesak
                                                    Vice President

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